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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 10, 1997



             INTERNATIONAL LEASE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)



   California               0-11350              22-3059110
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)


   1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067
(Address of principal executive offices)               (Zip Code)



  Registrant's telephone number including area code:  (310) 788-1999


 (Former name or former address, if changed since last report.)
      Not applicable.

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Item 7.   Financial Statements and Exhibits



     (c)  Exhibits

          1.1 Letter Agreement, dated February 10, 1997, amending the Distribution Agreement dated
               October 13, 1995, by and among the Registrant, Salomon Brothers Inc, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. relating to the Registrant's Medium-Term Notes, Series H (the "Notes").

          4.1  Officers' Certificate (without exhibits), dated
               February 11, 1997, establishing the terms of the Notes.

          4.2  Form of certificate for the Global Floating Rate
               Note.

          4.3  Form of certificate for the Global Fixed Rate
               Note.

          5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

          23.1 Consent of O'Melveny & Myers LLP (included in
               Exhibit 5.1 hereto).

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     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    INTERNATIONAL LEASE FINANCE CORPORATION



                        __/s/ Alan H. Lund__
                    By:  Alan H. Lund
                         Executive Vice President,
                         Co-Chief Operating Officer and
                         Chief Financial Officer


DATED:  February 11, 1997
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